                                                                    EXHIBIT 99.2

SERIES TERM SHEET DATED August 24, 2001

                                    *Revised*
                            $788,000,000 Approximate
                            NovaStar Mortgage, Inc.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                    [LOGO OF FIRST UNION SECURITIES, INC.]

Series Term Sheet Dated August 20, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
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                              Offered Certificates:

To Maturity:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        Expected Ratings
                  Expected                                           Expected         Expected
                 Approximate     Interest        Principal             WAL            Principal
        Class      Size(1)         Type             Type               (yrs)           Window            Moody's    S&P
        A-1     $200,000,000     Floating        Super Senior          3.20          9/01 - 9/17          Aaa       AAA
        A-2      200,000,000     Floating        Senior Support        3.20          9/01 - 9/17          Aaa       AAA
        A-3      344,000,000     Floating        Senior                3.20          9/01 - 9/17          Aaa       AAA
        M-1       16,000,000     Floating        Mezzanine             5.48          9/04 - 10/12         Aa2       AA
        M-2       16,000,000     Floating        Mezzanine             5.32          9/04 - 8/11          A2        A
        M-3       12,000,000     Floating        Subordinate           4.98          9/04 - 12/09         Baa2      BBB
--------------------------------------------------------------------------------------------------------------------------

To 10% Call:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        Expected Ratings
                  Expected                                           Expected         Expected
                 Approximate     Interest        Principal             WAL            Principal
        Class      Size(1)         Type            Type              (yrs)(2)         Window(2)          Moody's    S&P

        A-1     $200,000,000     Floating        Super Senior          2.93          9/01 - 5/09          Aaa       AAA
        A-2      200,000,000     Floating        Senior Support        2.94          9/01 - 5/09          Aaa       AAA
        A-3      344,000,000     Floating        Senior                2.94          9/01 - 5/09          Aaa       AAA
        M-1       16,000,000     Floating        Mezzanine             5.09          9/04 - 5/09          Aa2       AA
        M-2       16,000,000     Floating        Mezzanine             5.08          9/04 - 5/09          A2        A
        M-3       12,000,000     Floating        Subordinate           4.96          9/04 - 5/09          Baa2      BBB
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(1)     The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.
(2)     The Offered Certificates will be priced to call.

Structure:
----------

o Senior/Subordinated structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the Class O Certificates, (ii) to the Class M-3 Certificates, (iii) to the Class M-2 Certificates, (iv) to the Class M-1 Certificates and (v) as described further herein, to the Class A Certificates.

o The Class A-1 Certificates are backed primarily by the cash flows from a pool of conforming mortgage loans ("Group 1"). The Class A- 2, Class A-3, Class M-1, Class M-2 and Class M-3 Certificates are backed primarily by a pool of conforming and non- conforming mortgage loans ("Group 2").

o On the Clean-Up Call Date, the margin on the Class A- 1, Class A-2 and Class A-3 Certificates will increase by 2x the margin on the Class M-1, M-2, and M-3 Certificates will increase by 1.5x times their related margin.

o All classes of offered certificates may be subject to an Available Funds Cap as described herein.

Pricing Speed:
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Fixed Rate Mortgage Loans:          20% HEP, which assumes that prepayments
                                    start at 2.00% CPR in month one, and
                                    increase by approximately 2.00% each month to 20% CPR in month ten, and remains at 20% CPR thereafter.

Adjustable Rate Mortgage Loans:     28% CPR
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